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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 25, 2002


                        SOUTHERN FINANCIAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                   VIRGINIA                                 0-22836                     54-1779978
         (State or other jurisdiction of            (Commission File Number)             (I.R.S. Employer
         incorporation or organization)                                                  Identification No.)



                   37 EAST MAIN STREET
                   WARRENTON, VIRGINIA                                                         20186
       (Address of principal executive offices)                                              (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (540) 349-3900


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          ITEM 5. OTHER EVENTS.

          On April 25, 2002, Southern Financial Bancorp, Inc. (the "Company") publicly disseminated a press release announcing that it had entered into an Agreement and Plan of Reorganization with Metro-County Bank of Virginia, Inc. ("Metro-County"), which provides for, and sets forth the terms and conditions of, the merger of Metro-County with and into Southern Financial Bank. The purpose of this Current Report on Form 8-K is to file as Exhibit 99.1 a copy of the Company's press release dated April 25, 2002 announcing such event. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

                  99.1     -        Press Release dated April 25, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SOUTHERN FINANCIAL BANCORP, INC.



DATED: APRIL 26, 2002             BY: /s/ PATRICIA A. FERRICK
                                     ------------------------
                                          PATRICIA A. FERRICK
                                          SENIOR VICE PRESIDENT AND
                                          CHIEF FINANCIAL OFFICER





                                  EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------

 99.1                  PRESS RELEASE DATED APRIL 25, 2002.